UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2023

BIOAFFINITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22211 W Interstate 10

Suite 1206

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

bioAffinity Technologies, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 20, 2023 (the “Original Form 8-K”), solely to correct the auditor’s consent previously filed as Exhibit 23.1 with the Original Form 8-K which inadvertently omitted the incorporation by reference into the Company’s Registration Statement on Form S-8 (File No. 333-271332). A new auditor’s consent with the relevant correction is filed as Exhibit 23.1 hereto. This filing is being made solely to update the exhibit index and Exhibit 23.1 and does not update, amend, or modify any other information, statement or disclosure contained in or filed with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Village Oaks Pathology as of and for the year ended December 31, 2022 and 2021 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.*

The unaudited financial statements of Village Oaks Pathology as of and for the six months ended June 30, 2023 and 2022 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.*

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company after giving effect to the Acquisition consisting of the unaudited condensed combined balance sheet as of June 30, 2023 and December 31, 2022 and the unaudited pro forma combined statement of operations as of and for the six months ended June 30, 2023 and December 31, 2022 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.*

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

4.1*	Form of Amendment to Common Share Purchase Warrants with schedule of warrant holders and warrants
4.2*	Form of Amendment to Initial Public Offering Warrants with schedule of warrant holders and warrants
10.1*	Asset Purchase Agreement, effective September 18, 2023, by and among, Precision Pathology Laboratory Services, LLC, Dr. Roby P. Joyce and Village Oaks Pathology Services, P.A.
10.2*	Subscription Agreement, dated September 18, 2023, by and between The Joyce Living Trust, dated March 19, 2013, and bioAffinity Technologies, Inc.
10.3*	Management Services Agreement, effective as of September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.4*	Succession Agreement, effective September 18, 2023, by and among, Precision Pathology Laboratory Services, LLC, Dr. Roby P. Joyce and Village Oaks Pathology Services, P.A.
10.5*	Professional Services Agreement, effective as of September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.6*	Executive Employment Agreement, dated September 18, 2023, by and between bioAffinity Technologies, Inc. and Roby Joyce, M.D.
10.7*	Assignment and Assumption of Lease Agreement, effective September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.8*	Office Lease, dated July 31, 2019, by and between Village Oaks Pathology Services, P.A. and 343 West Sunset, LLC
10.9*	Assignment and Assumption Agreement, effective September 18, 2023, by and between Precision Pathology Laboratory Services, LLC and Village Oaks Pathology Services, P.A.
10.10*	Equipment Usage Attachment, dated effective as of August 9, 2019, by and between Gen-Probe Sales & Service, Inc., together with its subsidiaries and affiliates and Village Oaks Pathology Services, P.A. d/b/a Precision Pathology, as amended by that certain Amendment No. 1 to Equipment Usage Attachment dated November 2, 2020, as further amended by that certain Amendment No. 2 to Equipment Usage Attachment dated November 2, 2020, and as further amended by that certain Amendment No. 3 to Equipment Usage Attachment dated December 21, 2022
10.11*	Master Agreement, dated as of January 29, 2015, by and between Leica Microsystems, Inc. and Precision Pathology, as amended by Amendment No. 1 to the Master Agreement, dated on or about April 4, 2018, as further amended by that certain Amendment No. 2 to Master Agreement, dated March 23, 2021
10.12*	Strategic Relationship License Agreement, dated December 1, 2022, by and between Pathology Watch, Inc. and Precision Pathology Services
10.13*	Bill of Sale signed by Village Oaks Pathology Services, P.A., effective as of September 18, 2023
23.1	Consent of WithumSmith+Brown, PC, independent registered public accounting firm for Village Oaks Pathology Services, P.A.
99.1*	Audited financial statements of Village Oaks Pathology Services, P.A. as of and for the year ended December 31, 2022 and 2021
99.2*	Unaudited financial statements of Village Oaks Pathology Services, P.A. as of and for the six months ended June 30, 2023 and 2022
99.3*	Unaudited pro forma combined financial statements of bioAffinity Technologies, Inc. as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Previously filed with Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAFFINITY TECHNOLOGIES, INC.

By:	/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer

Dated: November 3, 2023